Exhibit 10.12U
FIFTEENTH AMENDMENT
OF
JOHN BEAN TECHNOLOGIES CORPORATION
SAVINGS AND INVESTMENT PLAN
(As amended and restated, Effective as of January 1, 2012)

WHEREAS, John Bean Technologies Corporation (the “Company”) maintains the John Bean Technologies Corporation Savings and Investment Plan (the “Plan”);
WHEREAS, the Company now deems it necessary and desirable to amend the Plan in certain respects; and
WHEREAS, this Fifteenth Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment;
NOW, THEREFORE, by virtue of the authority reserved to the Company by Section 12.1 of the Plan, the Plan is hereby amended as follows, effective November 1, 2016:
1.A new Section 2.9 is hereby added to the Plan to read as follows:

2.9
Service Crediting for Tipper Tie, Inc.. Notwithstanding any provision herein to the contrary, effective November 1, 2016, if an individual (a) was actively employed by Tipper Tie, Inc. on October 31, 2016, and (b) remains an active employee of Tipper Tie, Inc. as of November 1, 2016, such individual’s period of employment with Tipper Tie, Inc. shall be counted under the Plan for purposes of (i) eligibility to participate in the Plan and (ii) determining the individual’s Years of Service under the Plan.

2.A new sentence is hereby added to the end of Section 3.5 to read as follows:

Notwithstanding the preceding, the Plan will accept a Rollover Contribution that includes participant loan receivables with respect to a Direct Rollover from the Dover Corporation Retirement Savings Plan to the Plan by a Participant who (a) was a former participant in the Dover Corporation Retirement Savings Plan, (b) was actively employed by Tipper Tie, Inc. on October 31, 2016 and (c) remained an active employee of Tipper Tie, Inc. as of November 1, 2016, provided, such loan receivables are adequately secured.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 1st day of November, 2016.

JOHN BEAN TECHNOLOGIES CORPORATION

By:	/s/ Jason T. Clayton

Its:	EVP, Human Resources

Firmwide:143716498.1 060104.1021